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                                                                      Exhibit 14

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the references to our firm under the captions "The Trust's Trustees and Accountants Will Continue" and "Financial and Legal Information" in the proxy statement, included in Pre-Effective Amendment No. 1 to the Registration Statement (Form N-14 No. 33-57684) of Pacific Capital Funds and to the use of our report dated September 10, 1999, incorporated therein by reference.




                                           ERNST & YOUNG LLP

Columbus, Ohio
May 31, 2000